Acceptance Agreement of Commercial Bill

No. Changxing 2008 Rendui 1025

Applicant: Changxing Chisen Electric Co., Ltd.
License No.:330500400005429(1/1)
Legal Representative or Person in Charge: Xu Kecheng
Address: Changxing Ecnomic Development Zone
TEL:6267588
Acceptance Bank: China Bank Co., Ltd. Changxing Branch
Legal Representative or Person in Charge: Yao Beiyong
Adress: Changxing
TEL:60266438

The Applicant applies to the Acceptance Bank for commercial bill, and after consultation, both parties hereby enter into this Agreement to evidence the aforesaid.

Article 1. The Applicant issues 9 commercial bills total amount 20,000,000.00 yuan, RMB twenty million yuan.( see annex for the detail of acceptance bill)

Article 2. The Acceptance Applicant (hereinafter refer red to as the Applicant) applies the abovesaid bill from the Acceptance Bank, and shall strictly comply with of the Law of Bill of the Peoples Republic of China ,Measures for Payment and Settlement of an Account , regulations and the following clauses:
I. The Applicant shall deposit the amount of the bill in its account opened in the acceptance bank before the due date, Account No.:20742008093001
II. The Applicant shall deposit 50% of the face value of the acceptance bill, RMB ten million yuan in the account specially used for security in the acceptance bank as the acceptance security(Opening bank:Bank of China Changxing Branch, Name: Changxing Chisen Electric Co., Ltd. Account No.:20742008093001 used for acceptance security of the payment for the bill. The Applicant shall keep the account in special management. It could not draw money from the special account without the written consent from the Acceptance Bank,. Both Parties agrees that the security interest shall be calculated in accordance with the (c) clause (subject to the corresponding rate of the Acceptant Bank on the date when the security is deposit)
(a) Current deposit
(b) 3 months fixed deposit
(c) 6 months fixed deposit
3.The acceptance expense shall be charged according to 0.05% of face value and shall be paid in a lump sum. The Acceptance Bank owns the right to deduct the expense from the security account of the Applicant opened in it.
4. The Applicant shall pay exposure commitment fee according to 0.75% of the 10,000,00000 yuan, the balance between the face value amount and the acceptance security before or on the due date of the acceptance bill, by transferring the money into the account of the Acceptance Bank 99000405333001. The Acceptance Bank has the right to deduct the exposure commitment fee directly from the account which the Applicant opened in Acceptance Bank

5.The Applicant entrusts the Acceptance Bank to print the bill in accordance with the terms prescribed in Article 1 After system processing in the Acceptance Bank. The Applicant is responsible for checking the bill and c hop on the bill. Unpon the Applicant seals on the bill, it shall be deemed that the Applicant issues the bill. The bill printed by the Acceptance Bank entrusted by the Applicant has equal legal force as the bill drew by the Applicant in person.
6.The Applicant shall open Renminbi or foreign currency accounts in accordance with the requirements of the Acceptance Bank, and accounting shall be made in the account.
7. On the validity date of the bill, the Acceptance Bank can deduct the security from the security account without notice in advance to the Applicant and deduct from the accounting account the insufficient amount after the security amount is deducted.
8. The Applicant shall pay all the expenses to the Acceptance Bank or to other third party in connection with the implementation of the Agreement and shall be liable for the losses to the Acceptance Bank caused by the Applicant’s breach of the Agreement.
9. In any cases as following, the Acceptance Bank has the right to cancel the agreement unilaterally or terminate or call for due date wholly or in part prior to the validity date and require the Applicant to pay the bill in advance.:
(1)The Applicant makes false statement or fails to keep promise in Article 3;
(2)The Applicant breaches other Articles of the Agreement;
(3)The sponsor breaches the Agreement or breaches other Agreement with the Acceptance Bank.

Article 3 Statement of Guarantee
The Applicant states that:
(1)It is a legal person subject to the law of People’s Republic of China, owning the right to conduct business with necessary rights and authority and has legal right to treat its assets.;
(2)It signs and implements this Agreement on its true willing with legal and valid authority in accordance with its Article of Associate and regulations upon without infringements of other agreement, contract or other legal documents
(3)The Applicant guarantees that the materials and documents are accurate, authentic, complete and effective.
The Applicant guarantees that:
(1) It shall comply with the Law of Bill of the Peoples Republic of China ,Measures for Payment and Settlement of an Account , regulations and the clauses in the Agreement
(2)  The Bill in this Agreement is based on legal business , and it shall bear all the responsibility of the legality

(3)  It shall provide information in accordance with the requirements of the Acceptance Bank including but not limited to information or materials on its operation, financial report, statement and shall be responsible for the veracity ,authenticity and validity of the information.

Article 4 Disclosure of the Affiliates and Affiliate Business
The two Parties agrees the (1) clause
(1)	The Applicant is not listed in the Group Customer Credit-committing Risks in Commercial Banks.

Article 5 Guarantee
The acceptance security of the payable amount shall be made in the (1) (2) forms:
(1)Zhejiang Changxing Chisen New Light Source Co., Ltd provides the jointly liability guarantee, signing Maximum Guarantee Agreement No. Changxing 2008 Renbao 034; Xu Kecheng provides the jointly liability guarantee, signing the Maximum Guarantee Agreement No. Changxing 2008 Renbao 035
(2) Changxing Chisen Electrics Co., Ltd provides montage guarantee, signing Maximum Montage Agreement No. Changxing 2008 Rendi 021, No. Changxing 2008 Rendi 022

Article 6 Any dispute in connection with the implementation of the Agreement shall be settled by negotiation. If the dispute cannot be settled, it shall be solved in the (2) method:
(2) Bring lawsuit before the People’s Court with jurisdiction right.

During the period of settlement, the other clauses shall be implemented in case that the dispute does not influence the implementation of other clauses,.

Article 7 The Agreement shall come into force once after being signed and sealed by the legal representatives or entrusted person.
The Agreement is made in duplicate with the Applicant and the Acceptance Bank holding one origin with equal legal force.

Applicant: Changxing Chisen Electric Co., Ltd. (seal)
Legal Representative or Person in Charge: /s/ Xu Kecheng (signature)
Date: September 18th, 2008

Acceptance Bank: China Bank Co., Ltd. Changxing Branch (seal)
Legal Representative or Person in Charge: /s/ Yao Beiyong (signature)
Date: September 18th, 2008

Description of Bank Acceptance Draft

Drawer’s Name		Drawer’s Account			Paying Bank	Bank No.
Changxing Chisen Electric Co., Ltd.		20742008093001			China Construction Bank Changxing Branch	45334
Drawer’s Information					Amount	Date Drawn	Due Date
Order	Company Name	Account No.	Opening Bank	Bank No.
1	Jiangsu Xiangfa Battery Co., Ltd.	32001728036052502278	China Construction Bank Xuyu Branch		RMB1,000,000.00	Sept. 19, 2008	March 19, 2009
2	Jiangsu Xiangfa Battery Co., Ltd.	32001728036052502278	China Construction Bank Xuyu Branch		RMB1,000,000.00	Sept. 19, 2008	March 19, 2009
3	Jiangsu Xiangfa Battery Co., Ltd.	32001728036052502278	China Construction Bank Xuyu Branch		RMB1,000,000.00	Sept. 19, 2008	March 19, 2009
4	Jiangsu Xiangfa Battery Co., Ltd.	32001728036052502278	China Construction Bank Xuyu Branch		RMB1,000,000.00	Sept. 19, 2008	March 19, 2009
5	Jiangsu Xiangfa Battery Co., Ltd.	32001728036052502278	China Construction Bank Xuyu Branch		RMB1,000,000.00	Sept. 19, 2008	March 19, 2009
6	Jiangsu Xiangfa Battery Co., Ltd.	32001728036052502278	China Construction Bank Xuyu Branch		RMB1,000,000.00	Sept. 19, 2008	March 19, 2009
7	Jiangsu Xiangfa Battery Co., Ltd.	32001728036052502278	China Construction Bank Xuyu Branch		RMB1,000,000.00	Sept. 19, 2008	March 19, 2009
8	Jiangsu Xiangfa Battery Co., Ltd.	32001728036052502278	China Construction Bank Xuyu Branch		RMB1,000,000.00	Sept. 19, 2008	March 19, 2009
9	Jiangsu Xiangfa Battery Co., Ltd.	32001728036052502278	China Construction Bank Xuyu Branch		RMB1,000,000.00	Sept. 19, 2008	March 19, 2009
10	Jiangsu Xiangfa Battery Co., Ltd.	32001728036052502278	China Construction Bank Xuyu Branch		RMB1,000,000.00	Sept. 19, 2008	March 19, 2009
11	Jiangsu Xiangfa Battery Co., Ltd.	32001728036052502278	China Construction Bank Xuyu Branch		RMB1,000,000.00	Sept. 19, 2008	March 19, 2009
12	Jiangsu Xiangfa Battery Co., Ltd.	32001728036052502278	China Construction Bank Xuyu Branch		RMB1,000,000.00	Sept. 19, 2008	March 19, 2009
13	Jiangsu Xiangfa Battery Co., Ltd.	32001728036052502278	China Construction Bank Xuyu Branch		RMB1,000,000.00	Sept. 19, 2008	March 19, 2009
14	Jiangsu Xiangfa Battery Co., Ltd.	32001728036052502278	China Construction Bank Xuyu Branch		RMB2,000,000.00	Sept. 19, 2008	March 19, 2009
15	Jiangsu Xiangfa Battery Co., Ltd.	32001728036052502278	China Construction Bank Xuyu Branch		RMB2,000,000.00	Sept. 19, 2008	March 19, 2009
16	Jiangsu Xiangfa Battery Co., Ltd.	32001728036052502278	China Construction Bank Xuyu Branch		RMB10,000,000.00	Sept. 19, 2008	March 19, 2009
Total		RMB20,000,000.00 (in words: twenty million Yuan Renminbi)

Acceptance Bank (seal): China Construction Bank Changxing Branch

Signature:

Applicant (seal): Changxing Chisen Electric Co., Ltd.

Signature: Xu Kecheng